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                                                                    Exhibit 10.2


              Schedule Identifying Omitted Stock Purchase Warrants


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                          Holder                Shares Subject to Warrant
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AJW Partners, LLC                                          66,667
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Millennium Capital Partners II, LLC                        66,667
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Equilibrium Equity, LLC                                    16,666
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